SEGMENT INFORMATION
               TECHNE CORPORATION AND SUBISIDARIES
         (in thousands of $'s, except per share data)

                                                                     Increase (Decrease)
                                 Fiscal 2006                           From Fiscal 2005
                     ---------------------------------------- -------------------------------
                       First  Second  Third          Percent   First  Second   Third
                     Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter   YTD
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Sales                 47,709  48,029  54,813 150,551    100%    6,790   5,782   6,878  19,450
Cost of sales         11,096  10,695  12,105  33,896     23%    2,209   1,754   2,967   6,930
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Gross margin          36,613  37,334  42,708 116,655     77%    4,581   4,028   3,911  12,520

Gross margin
 percentage            76.7%   77.7%   77.9%   77.5%

SG&A expense           6,454   7,980   6,901  21,335     14%      820   1,690     522   3,032
R&D expense            4,717   4,574   4,761  14,052      9%       29     (45)    130     114
Amortization expense     492     492     492   1,476      1%      187     186     187     560
Interest expense         223     238     245     706    0.5%      (22)     60      52      90
Interest income         (974) (1,130) (1,082) (3,186)    (2%)      79      59    (144)     (6)
Other non-operating
 ex., net                211     281     229     721    0.5%     (255)   (135)    (94)   (484)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                      11,123  12,435  11,546  35,104     23%      838   1,815     653   3,306
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Earnings before
 income taxes         25,490  24,899  31,162  81,551    54%     3,743   2,213   3,258   9,214
Income taxes           8,489   8,385  10,815  27,689    18%       934     633   1,350   2,917
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                      17,001  16,514  20,347  53,862    36%     2,809   1,580   1,908   6,297
                     ======= ======= ======= ======= ======== ======= ======= ======= =======

Diluted earnings
 per share              0.43    0.42    0.52    1.36
Weighted average
 diluted shares
 outstanding          39,669  39,761  39,425  39,631




                        BIOTECHNOLOGY  (1)
                      (in thousands of $'s)

                                                                     Increase (Decrease)
                                 Fiscal 2006                           From Fiscal 2005
                     ---------------------------------------- -------------------------------
                       First  Second  Third          Percent   First  Second   Third
                     Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter   YTD
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Sales                 37,599  37,697  43,013 118,309   100%     6,908   7,625   6,675  21,208
Intersegment sales    (5,299) (6,555) (6,396)(18,250)            (495) (1,351)   (798) (2,644)
                     ------- ------- ------- -------          ------- ------- ------- -------
                      32,300  31,142  36,617 100,059            6,413   6,274   5,877  18,564

Cost of sales          8,470   8,147   9,125  25,742    22%     2,359   2,077   2,757   7,193
Intersegment sales    (5,323) (6,140) (6,478)(17,941)            (567)   (930)   (999) (2,496)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                       3,147   2,007   2,647   7,801            1,792   1,147   1,758   4,697

Gross margin          29,153  29,135  33,970  92,258    78%     4,621   5,127   4,119  13,867

Gross margin
 percentage            77.5%   78.4%   78.8%   78.2%

SG&A expense           3,639   4,194   4,199  12,032    10%       666     779     487   1,932
R&D expense            4,532   4,404   4,593  13,529    11%        32     (26)    161     167
Amortization expense     492     492     492   1,476     1%       187     186     187     560
Interest, net           (268)   (373)   (285)   (926)    --       146     191      35     372
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                       8,395   8,717   8,999  26,111    22%     1,031   1,130     870   3,031
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Pretax result         20,758  20,418  24,971  66,147    56%     3,590   3,997   3,249  10,836
                     ======= ======= ======= ======= ======== ======= ======= ======= =======

(1) Fiscal 2006 includes R&D Systems' Biotechnology Division,
Fortron Bio Science, Inc., and BiosPacific, Inc.


                         R&D SYSTEMS EUROPE
                       (in thousands of British pounds)

                                                                     Increase (Decrease)
                                 Fiscal 2006                           From Fiscal 2005
                     ---------------------------------------- -------------------------------
                       First  Second  Third          Percent   First  Second   Third
                     Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter   YTD
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Sales                  6,690   7,529   8,256  22,475    100%      610     721   1,125   2,456
Cost of sales          3,292   3,765   4,191  11,248     50%      361     632     966   1,959
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Gross margin           3,398   3,764   4,065  11,227     50%      249      89     159     497

Gross margin
 percentage            50.8%   50.0%   49.2%   50.0%

SG&A expense           1,004   1,185   1,070   3,259     14%       54      24      48     126
Interest income         (326)   (329)   (342)   (997)    (4%)     (72)    (66)    (62)   (200)
Exchange loss/(gain)      15      26     (49)     (8)     --      (11)     70     (65)     (6)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                         693     882     679   2,254     10%      (29)     28     (79)    (80)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Pretax result          2,705   2,882   3,386   8,973     40%      278      61     238     577
                     ======= ======= ======= ======= ======== ======= ======= ======= =======

                        R&D SYSTEMS EUROPE
                     (in thousands of $'s)

                                                                     Increase (Decrease)
                                 Fiscal 2006                           From Fiscal 2005
                     ---------------------------------------- -------------------------------
                       First  Second  Third          Percent   First  Second   Third
                     Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter   YTD
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Sales                 11,875  13,106  14,496  39,477    100%      856     242     953   2,051
Cost of sales          5,844   6,554   7,358  19,756     50%      532     636   1,232   2,400
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Gross margin           6,031   6,552   7,138  19,721     50%      324    (394)   (279)   (349)

Gross margin
 percentage            50.8%   50.0%   49.2%   50.0%

SG&A expense           1,782   2,059   1,879   5,720     14%       60    (135)    (60)   (135)
Interest income         (579)   (572)   (600) (1,751)    (4%)    (119)    (75)    (69)   (263)
Exchange loss (gain)      28      46     (87)    (13)     --      (19)    128    (116)     (7)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                       1,231   1,533   1,192   3,956     10%      (78)    (82)   (245)   (405)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Pretax result          4,800   5,019   5,946  15,765     40%      402    (312)    (34)     56
                     ======= ======= ======= ======= ======== ======= ======= ======= =======


                           HEMATOLOGY
                      (in thousands of $'s)

                                                                     Increase (Decrease)
                                 Fiscal 2006                           From Fiscal 2005
                     ---------------------------------------- -------------------------------
                       First  Second  Third          Percent   First  Second   Third
                     Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter   YTD
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Sales                  3,534   3,781   3,700  11,015    100%     (479)   (734)     48  (1,165)
Cost of sales          2,105   2,134   2,100   6,339     58%     (115)    (29)    (23)   (167)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Gross margin           1,429   1,647   1,600   4,676     42%     (364)   (705)     71    (998)

Gross margin
 percentage            40.4%   43.6%   43.2%   42.5%

SG&A expense             384     424    441    1,249     11%      (25)    (12)    (64)   (101)
R&D expense              185     170    168      523      5%       (3)    (19)    (31)    (53)
Interest, net            (37)    (50)   (40)    (127)    (2%)      19      27       4      50
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
                         532     544     569   1,645     14%       (9)     (4)    (91)   (104)
                     ------- ------- ------- ------- -------- ------- ------- ------- -------
Pretax result            897   1,103   1,031   3,031     28%     (355)   (701)    162    (894)
                     ======= ======= ======= ======= ======== ======= ======= ======= =======



                        CORPORATE AND OTHER (2)
                          (in thousands of $'s)

                                                            Increase (Decrease)
                                 Fiscal 2006                  From Fiscal 2005
                     ------------------------------- -------------------------------
                       First  Second  Third           First  Second   Third
                     Quarter Quarter Quarter   YTD   Quarter Quarter Quarter   YTD
                     ------- ------- ------- ------- ------- ------- ------- -------
Interest income           90     135     157     382      48      84     114     246
Rental income            342     337     287     966     323     284     (31)    576
                     ------- ------- ------- ------- ------- ------- ------- -------
                         432     472     444   1,348     371     368      83     822

SG&A expense             649   1,303     382   2,334     119   1,058     159   1,336
Interest expense         223     238     245     706      59      60      52     171
Other-Hemerus losses      82      82      83     247       8       9      (2)     15
Other-Building expenses  443     490     520   1,453      79      12      (7)     84
                     ------- ------- ------- ------- ------- ------- ------- -------
                       1,397   2,113   1,230   4,740     265   1,139     202   1,606
                     ------- ------- ------- ------- ------- ------- ------- -------
Pretax result           (965) (1,641)   (786) (3,392)    106    (771)   (119)   (784)
                     ======= ======= ======= ======= ======= ======= ======= =======

(2) Unallocated corporate expenses and
Techne's share of losses by Hemerus Medical, LLC.